gray

Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

May 21, 2018 Edition
Updated for March 31, 2018 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

- See the glossary to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the Appendix.

- This full presentation, including the Appendix, can be found at www.gray.tv under Investor Relations –Presentations.


WOODEN
LILLIPUT

An Industry Leading Power

High Quality, Diverse Station Group

57

57 markets with owned and/or operated stations

200+

Over 200 total program streams across 103 stations

100+

Over 100 "Big 4" network program streams

24

24 markets with two or more "Big 4" network affiliations

CBS
40 channels

NBC
29 channels

abc
20 channels

FOX
14 channels

Gray Continues to Prudently Grow its Scale…


2016 / 2017 Blended Revenue(1) ($ in millions)
U.S. Household Reach (Gross)
SINCLAIR (2) $3,908 62%
Nexstar (3) $2,471 39%
TEGNA (TV Only) $1,949 33%
HEARST $1,133 19%
RAYCOM MEDIA $1,076 16%
gray (4) $921 10%
SCRIPPS (TV Only) $808 19%
COXMEDIA GROUP $784 11%
meredith (TV Only) $618 11%
GH GRAHAM HOLDINGS (TV Only) $410 7%
SUNBEAM TELEVISION $212 4%
QUINCY $178 2%
CORDILLERA COMMUNICATIONS $168 2%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0%
10%
20%
30%
40%
50%
60%
70%

Gray has Completed over $1.5 Billion in Acquisitions since 2014

Source: company filings, BIA Investing in Television 2018 1st Edition and Nielsen data; As-reported revenue numbers unless noted; Household reach pro forma for all announced and closed transactions

(1) Private companies (Hearst, Raycom, Cox, Sunbeam, Quincy and Cordillera) based on BIA '16/'17 blended revenue (including retransmission estimates) from O&O stations and digital subchannels

(2) Sinclair pro forma for acquisition of Tribune; based on combined '16/'17 revenue of $4,634 million less $726 million BIA advertising and retrans revenue estimate for announced divestiture of 23 stations

(3) Nexstar pro forma for Media General; based on reported unaudited pro forma combined '16/'17 revenue

(4) Gray '16/'17blended revenue presented on a Combined Historical Basis

Gray National Footprint

Ranked #1 or #2 in all of our 57 Markets | Reaching approximately 10.4% of US TV households



Sioux Falls, SD
Lincoln, NE
Omaha, NE
Cedar Rapids, IA
Bismarck, ND
Rapid City, SD
Fargo, ND
Davenport, IA
Burlington, VT
La Crosse-Eau Claire, WI
North Platte, NE
Wausau-Rhinelander, WI
Madison, WI
Presque Isle, ME
Marquette, MI
Green Bay-Appleton, WI
Bangor, ME
Lansing, MI
Casper, WY
Rockford, IL
Flint, MI
South Bend, IN
Twin Falls, ID
Toledo, OH
Cheyenne, WY
Parkersburg, WV
Clarksburg, WV
Reno, NV
Charleston-Huntington, WV
WDC News Bureau
Grand Junction, CO
Harrisonburg, VA
Colorado Springs-Pueblo, CO
Charlottesville, VA
Roanoke, VA
Topeka, KS
Greenville, NC
Lexington, KY
Wichita, KS
Hazard, KY
Springfield, MO
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL
Odessa, TX
Fairbanks, AK
Laredo, TX
Anchorage, AK
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX - Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA


gray

Investment Highlights

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage Washington DC News Bureau

Gray Leads in Household Ratings – November 2017

#1	Gray's primary stations had the HIGHEST average all-day DMA Household Rating (M-S 6a-2a) across ALL network and affiliate group owners
#1	Gray's national Household Share average exceeds all major affiliate news programs
#1 or #2	In ALL 57 markets in OVERALL AUDIENCE RANKING - #1 in 40 Markets
#1 or #2	In ALL 57 markets in NEWS RANKING - #1 in 40 Markets
+96%	Amount by which Gray's 6PM newscasts outperform the national average
+64%	Amount by which Gray's late local newscasts outperform the national average
7,200	Hours of original LOCAL CONTENT produced in November 2017

Network Programs Over-Index on Gray's Stations

ABC, CBS, and NBC perform far better on Gray's stations than national averages across all key day-parts



CBS vs. Gray | November '17 Household Share
9
CBS
16
Gray
The Morning Show
10
19
Network News
11
13
Prime (Mon-Sun)
9
13
The Late Show
NBC vs. Gray | November '17 Household Share
12
NBC
23
Gray
The Today Show
12
26
Network News
10
11
Prime (Mon-Sun)
6
12
The Tonight Show
ABC vs. Gray | November '17 Household Share
12
ABC
23
Gray
Good Morning America
12
23
Network News
8
10
Prime (Mon-Sun)
5
9
Jimmy Kimmel
Network
Gray


6
WOWT

Increasing Diversification of Revenue Sources

2008: As Reported

- 96% of revenue derived from advertising sales

2017: CHB

- 67% of revenue derived from advertising sales
- 31% of revenue derived from retransmission (subscription) fee income

Revenue Diversified Across Networks and Markets

2017CHB Revenue by Affiliate: $895mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
4%
4%
20%
38%
34%

2017CHB BCF by Affiliate: $332mm


All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
2%
7%
21%
34%
36%

2017CHB Core Revenue Breakout: $582mm


National 20%
Local 80%

Approximate Revenue by Day Part(1)


Other 10%
Syndicated Programming 20%
News 50%
Network Primetime 20%

(1) Approximate percentages based on WideOrbit platform 2017 estimated Gray revenues excluding retrans/other

A Leading Beneficiary of Political Revenue

Gray Political Revenue

($ in millions)



As Reported
Combined Historical Basis
$82
$90
$143
$118
2014
2016
2014CHB
2016CHB

Gray Markets with at Least One 2018 Election

2018 is a Non-Presidential Political Year and Presents an Attractive Upside Opportunity



Governor
81%
US Senate
65%
House
100%

Source: Company management, Company filings, The Cook Political Report
Note: Percentages calculated based on 45/57 markets with Gubernatorial races, 37/57 markets with Senate races, and 57/57 markets with House races

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.25
$4.20
$3.31

	gray (1)	Nexstar(2)	Scripps	TEGNA	Meredith(3)	Sinclair + Tribune(4)
2016 Political Revenue ($mm)	$118	$228	$101	$155	$52	$276
2016 TV Households (mm)	12.2	45.3	21.6	36.5	12.4	83.4

Source: company management, company filings, investor presentations, BIA Investing in Television Report 2017 2nd Edition
Note: Pro forma for all closed transactions; Sinclair + Tribune shown on a combined basis prior to potential regulatory divestitures
(1) Gray based on Combined Historical Basis revenue and TV households
(2) Pro forma for Media General Acquisition
(3) Based on calendar year ended 12/31/16; Fiscal year ends 6/30
(4) Sinclair pro forma for acquisition of Tribune; based on combined '15/'16 revenue and does not assume any divestitures

Gray Excels at Retransmission Revenue

Retransmission Revenue ($ in millions)



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$116
34
82
+26%
$189
86
103
+11%
$226
112
114
+23%
$280
139
141
+27% to + 28%
$350 to $353
171-173
179-180
2014CHB
2015CHB
2016CHB
2017CHB
2018 EST.

Retrans Renewals for In-Market Big-4 Subs (12/31 Expiration):



59%
3%
39%
2017
2018
2019
2020
2021
NBC
25 Markets
FOX
13 Markets
abc
13 Markets
CBS
33 Markets

Significant Big-4 Network Renewals:

Successful Digital Media Initiatives

Gray Digital Media

- 3.4 billion total page views in 2017
  (up **23%** over 2016)
- Mobile makes up **82%** of all digital traffic

LOCALX MARKETING
A Division of Gray Television, Inc

- **300%** growth in revenue 2017 over 2016
- 60 Gray stations actively selling LocalX
- 721 avg. monthly clients
- 18 different product offerings

MomsEveryday


MomsEveryday

- MomsEveryday page views have doubled since the New Site Launch
- Award winning weekly show
- Daily news content
- Unique sales and revenue opportunities

7.5 million Facebook followers, up **17%** from Q1 2017

2.3 million Twitter followers, up **18%** from Q1 2017, Likes=57k, Tweets=3.4 million

1.8 million iOS downloads, up **44%** from end of year, 2016

2.0 million Android downloads, up **17%** from end of year, 2016

Roku 667k Roku downloads, up **52%** from end of year, 2016


gray
Television • Digital • Mobile

All Data is on as "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)


NEWS
You Can Count On"
NEWS

Financial Overview

2015/2016/2017 Snapshot

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
Revenue (less agency commissions):					
Total	$895,081	$946,001	(5)%	$821,599	9%
Political	$16,539	$117,538	(86)%	$21,934	(25)%
Operating expenses (1) (2):					
Broadcast	$570,578	$552,981	3%	$523,241	9%
Corporate and Administrative	$31,589	$40,319	(22)%	$34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$331,427	$401,014	(17)%	$327,007	1%
Broadcast Cash Flow Less Cash Corporate Expenses(2)	$304,245	$364,573	(17)%	$295,817	3%
Operating Cash Flow as defined in the Senior Credit Facility	$302,257	$369,967	(18)%	$300,014	1%
Free Cash Flow	$173,772	$213,526	(19)%	$173,748	0%

(dollars in thousands)

(1) Excludes depreciation, amortization, and loss on disposal of assets

(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, *Compensation-Retirement Benefits (Topic 715) – Improving the Presentation of Net Periodic Pension Costs and Net Postretirement Benefit Cost* ("ASU 2017-07").

(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income in the Appendix

Financial Scale Continues to Increase

Revenue ($ in millions)


As Reported
LTM
L8QA
$405 $356
$346 $376
$508 $427
$597 $553
$812 $705
$883 $848
2012
2013
2014
2015
2016
2017


Combined Historical Basis
LTM
L8QA
$851
$822 $836
$946 $884
$895 $921
2014
2015
2016
2017

Operating Cash Flow ($ in millions)


As Reported
LTM
L8QA
$176 $136
$114 $144
$195 $154
$192 $193
$299 $246
$299 $299
2012
2013
2014
2015
2016
2017


Combined Historical Basis
LTM
L8QA
$374
$300 $337
$370 $335
$302 $336
2014
2015
2016
2017

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Financial Leverage Netting All Cash ($ in millions)


Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
Over $1.5 Billion of Acquisitions
7.5x
3.1x
4.0x
6.1x
2.2x
3.9x
5.7x
4.6x
1.1x
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
4.2x
3.6x
0.6x

Year Ended December 31	2011	2012	2013	2014	2015	2016	2017	3/31/18
Net Debt + Preferred Stock	$872[3]	$824	$834	$1,201[4]	$1,134	$1,456	$1,399	$1,416
L8QA[5] OCF[2]	$117	$136	$147	$200	$235	$288	$336	$335

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates. This OCF amount includes adjustments for all transactions completed as of the respective balance sheet date
(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value
(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit
(5) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust Free Cash Flow Generation and Conversion



Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Non-Election Year 2015 OCF Buildup
($ in millions)
Presidential Election Year 2016 OCF Buildup
($ in millions)
Non-Election Year 2017 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%(3) $195(2)
$95
$32
$67
<$1
64%(3) $374
$239
$35
$95
$5
49%(3) $192(2)
$94
$24
$72
$2
58%(3) $300
$174
$27
$94
$5
49%(3) $299(2)
$148
$44
$93
$15
58%(3) $370
$214
$44
$98
$15
57%(3) $299
$171
$35
$91
$2
58%(3) $302
$174
$35
$92
$2
2014
2014CHB
2015
2015CHB
2016
2016CHB
2017
2017CHB
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Capex
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

(3) FCF as a percentage of OCF

Capitalization

($ in millions)	Combined Historical Basis[1] As of March 31, 2018	Estimated Annual Cash Interest Expense	"L8QA" or "Last Eight Quarter Average" for the period ended March 31, 2018 Leverage	OCF
Cash	**$ 443**			
Debt:				
Revolving Credit Facility – Availability is $100 Million	$ -			
Term Loan B due 2024 – Interest rate is LIBOR + 2.25%	$ 634	$26.2		
Total Secured Debt	**$ 634**		1.9	
Senior Notes due 2024[2] – interest rate is 5.125%	$ 525	$26.9		
Senior Notes due 2026[2] – interest rate is 5.875%	$ 700	$41.1		
Total Debt	**$ 1,859**	$94.2	5.5	
Less: Cash	$ (443)			
Total Debt net of cash	**$ 1,416**		4.2	
Blended Average Interest Rate		5.1%		
Operating Cash Flow as defined in our Senior Credit Facility ("OCF")				$335

(1) Combined Historical Basis includes transactions closed as of March 31, 2018.
(2) Debt related to senior notes is presented at face value.


NEWS
NEWS

Glossary

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.
"Completed Transactions"	All acquisitions or dispositions completed as of March 31, 2018.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, trade income, pension income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, trade income, pension income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.


WOODEN
LILLIPUT

Appendix: Non-GAAP Reconciliations

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Three Months Ended March 31				
	2018	2017	% Change 2018 to 2017	2016	% Change 2018 to 2016
	(dollars in thousands)				
Revenue (less agency commissions):					
Total	$ 226,258	$ 203,461	11 %	$ 173,723	30 %
Political	$ 5,775	$ 1,321	337 %	$ 9,655	(40)%
Operating expenses (1) (2):					
Broadcast	$ 149,654	$ 133,556	12 %	$ 108,536	38 %
Corporate and administrative	$ 8,260	$ 7,710	7 %	$ 15,670	(47)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$ 77,684	$ 70,379	10 %	$ 65,926	18 %
Broadcast Cash Flow Less Cash Corporate Expenses (2)	$ 70,373	$ 63,643	11 %	$ 51,226	37 %
Free Cash Flow	$ 32,396	$ 36,593	(11)%	$ 24,215	34 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017 and 2016 have been reclassified to give effect to the implementation of ASU 2017-07.
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue (less agency commissions):					
Total	$ 882,728	$ 812,465	9 %	$ 597,356	48 %
Political	$ 16,498	$ 90,095	(82)%	$ 17,163	(4)%
Operating expenses (1) (2):					
Broadcast	$ 557,563	$ 474,994	17 %	$ 373,138	49 %
Corporate and administrative	$ 31,589	$ 40,319	(22)%	$ 34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$ 329,056	$ 338,938	(3)%	$ 225,528	46 %
Broadcast Cash Flow Less Cash Corporate Expenses (2)	$ 301,874	$ 302,497	(0)%	$ 194,338	55 %
Free Cash Flow	$ 171,005	$ 148,126	15 %	$ 93,984	82 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to the implementation of ASU 2017-07
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue (less agency commissions):					
Total	$ 895,081	$ 946,001	(5)%	$ 821,599	9 %
Political	$ 16,539	$ 117,538	(86)%	$ 21,934	(25)%
Operating expenses (1) (2):					
Broadcast	$ 570,578	$ 552,981	3 %	$ 523,241	9 %
Corporate and administrative	$ 31,589	$ 40,319	(22)%	$ 34,310	(8)%
Non-GAAP Cash Flow (3):					
Broadcast Cash Flow (2)	$ 331,427	$ 401,014	(17)%	$ 327,007	1 %
Broadcast Cash Flow Less Cash Corporate Expenses (2)	$ 304,245	$ 364,573	(17)%	$ 295,817	3 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 302,257	$ 369,967	(18)%	$ 300,014	1 %
Free Cash Flow	$ 173,772	$ 213,526	(19)%	$ 173,748	0 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) Amounts in 2017, 2016 and 2015 have been reclassified to give effect to ASU 2017-07
(3) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Non-GAAP Reconciliation

As Reported Basis

	Non-GAAP Reconciliation Three Months Ended March 31,		
	2018	2017	2016
	(dollars in thousands)		
Net income	$ 19,945	$ 10,505	$ 8,990
Depreciation	13,694	12,629	11,126
Amortization of intangible assets	5,436	5,567	3,888
Non-cash stock-based compensation	2,157	1,338	1,284
(Gain) loss on disposal of assets, net	(821)	527	(1,648)
Miscellaneous income, net (1)	(560)	(93)	(529)
Interest expense	24,250	23,191	21,275
Loss from early extinguishment of debt	-	2,540	-
Income tax expense	6,400	7,329	6,415
Amortization of program broadcast rights	5,346	5,222	4,396
Common stock contributed to 401(k) plan excluding Corporate 401(k) plan contributions	-	7	6
Payments for program broadcast rights	(5,474)	(5,119)	(3,977)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	7,311	6,736	14,700
Broadcast Cash Flow	**77,684**	**70,379**	**65,926**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	(7,311)	(6,736)	(14,700)
Broadcast Cash Flow Less Cash Corporate Expenses	**70,373**	**63,643**	**51,226**
Contributions to pension plans	-	(624)	(520)
Interest expense	(24,250)	(23,191)	(21,275)
Amortization of deferred financing costs	1,157	1,151	1,071
Amortization of net original issue (premium) discount on senior notes	(153)	(153)	(216)
Purchase of property and equipment	(6,280)	(3,977)	(5,931)
Income taxes paid, net of refunds	(8,451)	(256)	(140)
Free Cash Flow	**$32,396**	**$36,593**	**$24,215**

See definition of non-GAAP terms included in the Glossary
(1) In 2017 and 2016, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 261,952	$ 62,273	$ 39,301	$ 48,061
Depreciation	51,973	45,923	36,712	30,248
Amortization of intangible assets	25,072	16,596	11,982	8,297
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
(Gain) loss on disposal of assets, net	(74,200)	329	80	623
Miscellaneous (income) expense, net (1)	(657)	(610)	974	941
Interest expense	95,259	97,236	74,411	68,913
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax (benefit), expense	(68,674)	43,418	26,448	31,736
Amortization of program broadcast rights	21,033	19,001	14,960	12,871
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,055)	(18,786)	(14,576)	(15,087)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	27,182	36,441	31,190	25,607
Broadcast Cash Flow	**329,056**	**338,938**	**225,528**	**221,877**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	(27,182)	(36,441)	(31,190)	(25,607)
Broadcast Cash Flow Less Cash Corporate Expenses	**301,874**	**302,497**	**194,338**	**196,270**
Pension expense (1)	-	-	3,130	5,162
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Interest expense	(95,259)	(97,236)	(74,411)	(68,913)
Amortization of deferred financing costs	4,624	4,884	3,194	2,970
Amortization of net original issue (premium) discount on senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(24,222)	(32,215)
Income taxes paid, net of refunds	(1,984)	(14,588)	(1,761)	(401)
Free Cash Flow	**$171,005**	**$148,126**	**$93,984**	**$95,240**

See definition of non-GAAP terms included in the Glossary

(1) In 2017, 2016, 2015 and 2014, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31			
	2017	2016	2015	2014
	(dollars in thousands)			
Net income	$ 260,133	$ 105,523	$ 65,202	$ 130,807
Depreciation	52,710	51,829	52,056	49,781
Amortization of intangible assets	25,098	17,904	19,261	16,705
Non-cash stock-based compensation	8,304	5,101	4,020	5,012
(Gain) loss on disposal of assets, net	(74,250)	595	1,736	1,055
Miscellaneous (income) expense, net (1)	(666)	284	6,806	9,567
Interest expense	95,999	102,354	96,597	97,289
Loss from early extinguishment of debt	2,851	31,987	-	5,086
Income tax (benefit), expense	(68,960)	42,225	22,391	29,344
Amortization of program broadcast rights	21,296	21,349	21,799	21,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	29	26	25
Network compensation revenue recognized	-	-	-	(456)
Payments for program broadcast rights	(21,318)	(21,134)	(21,415)	(24,134)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	27,182	36,441	31,190	25,607
Other	3,032	6,527	27,338	27,392
Broadcast Cash Flow	**331,427**	**401,014**	**327,007**	**394,998**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	(27,182)	(36,441)	(31,190)	(25,607)
Broadcast Cash Flow Less Cash Corporate Expenses	**304,245**	**364,573**	**295,817**	**369,391**
Pension expense (1)	-	-	3,130	5,162
Contributions to pension plans	(3,124)	(3,048)	(5,421)	(6,770)
Other	1,136	8,442	6,488	6,176
Operating Cash Flow as defined in the Senior Credit Agreement	**302,257**	**369,967**	**300,014**	**373,959**
Interest expense	(95,999)	(102,354)	(96,597)	(97,289)
Amortization of deferred financing costs	4,624	4,884	3,194	3,546
Amortization of net original issue (premium) discount senior notes	(610)	(779)	(863)	(863)
Purchase of property and equipment	(34,516)	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(1,984)	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$ 173,772**	**$ 213,526**	**$ 173,748**	**$ 239,353**

See definition of non-GAAP terms included in the Glossary

(1) In 2017, 2016, 2015 and 2014, certain amounts have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Operating Cash Flow as defined in the Senior Credit Agreement:	Eight Quarters Ended March 31, 2018 (dollars in thousands)
Net income	$ 335,180
Adjustments to reconcile Net Income as reported to Operating Cash Flow as defined in our Senior Credit Facility on a Combined Historical Basis	
Depreciation	100,464
Amortization of intangible assets	43,216
Non-cash stock-based compensation	14,276
(Gain) loss on disposal of assets, net	(73,044)
Miscellaneous (income) expense, net	5
Interest expense	195,470
Loss from early extinguishment of debt	34,838
Income tax (benefit) expense	(25,271)
Amortization of program broadcast rights	40,984
Common stock contributed to 401(k) plan	39
Payments for program broadcast rights	(42,308)
Pension expense	(631)
Contributions to pension plans	(5,652)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	49,025
Professional fees related to acquisitions and divestitures	3,031
Operating Cash Flow as defined in our Senior Credit Agreement on a Combined Historical Basis	**669,622**
Operating Cash Flow as defined in our Senior Credit Agreement on a Combined Historical Basis, divided by two	**334,811**

Adjusted Total Indebtedness:	March 31, 2018
Total outstanding principal, including current portion	1,858,630
Capital leases and other debt	714
Cash	(443,425)
Adjusted Total Indebtedness, Net of All Cash	**$ 1,415,919**
Total Leverage Ratio, Net of All Cash	**4.23**

See definition of non-GAAP terms included in the Glossary

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv